ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement (this "Agreement") is made and entered into on this the 5th day of September, 2000 between ISG Resources, Inc. ("ISG"), a Utah corporation (the "Buyer") and Hanson Aggregates West, Inc., a Delaware corporation (the "Seller").

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer certain assets of, and Buyer desires to assume certain liabilities of, Seller arising in connection with, Seller's fly ash operations, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1        DEFINITIONS

         When used in this Agreement, the following terms shall have the following meanings.

         1.1 "Assets" shall mean all of the equipment, assets, and rights of every kind and nature whatsoever, real, personal or mixed, rolling or fixed, tangible or intangible, owned by Seller and located, based or utilized at the fly ash operations of the Seller at the following locations:

1.       Welsh Power Plant, near Cason, Texas;
2.       Rodemacher Power Plant, near Boyce, Louisiana; and
3.       Nelson Station Power Plant, near Westlake, Louisiana,

(collectively, the "Plant Sites")and customer lists and contracts owned by Seller and generated solely by the fly ash operations of the Seller at the Plant Sites.

         1.2  "Assumed   Liabilities"   shall  mean  only  the  liabilities  and
obligations that are expressly listed below:

         Leases: Liabilities and obligations relating to periods on and after the Closing Date under the leases listed on Schedule 2.2,

         Contracts: Liabilities and obligations relating to periods on or after the Closing Date under the contracts listed on Schedule 2.3 and under all sales contracts, quotations and purchase orders arising in the ordinary course of business pertaining to the Business, and

         Reclamation   Liabilities:   Reclamation  liabilities  and  obligations
arising under the contracts listed on Schedule 2.3 whenever arising.

         Other than the foregoing specifically Assumed Liabilities, Assumed Liabilities does not include any of Seller's current or future liabilities and obligations (whether absolute, contingent, known or unknown, determinable or not determinable or otherwise).

         1.3  "Liens"  shall  mean  any  mortgage,   pledge,  conditional  sales
contract, lien, security interest, right of possession in favor of any third party, claim, or other encumbrance.

         1.4 "Business" shall mean the ongoing fly ash business or enterprise of Seller operated by or using the Assets.

         1.5 "Tax" and "Taxes" shall mean any and all income, excise, franchise or other taxes and all other charges or fees imposed or collected by any governmental authority or pursuant to any governmental requirement, and shall also include any and all penalties, interest, deficiencies, assessments and other charges with respect thereto.

         1.6 "To Seller's Knowledge", or "to its knowledge" and variations of them when used with respect to Seller shall refer to all matters actually known to any of Seller's directors, officers, plant managers, legal counsel and persons to whom written notice to the Seller is required pursuant to any agreement pertaining to the operation of the Business.

2        PURCHASE AND SALE OF ASSETS

         2.1 Purchase of Assets. At the Closing, pursuant to the terms and conditions set forth in this Agreement, Buyer agrees to purchase and accept delivery of the Assets, and assume the Assumed Liabilities and Seller agrees to sell, convey, assign, transfer and deliver the Assets, and assign the Assumed Liabilities to the Buyer.

         2.2 Material Leases. Schedule 2.2 lists all leases, written or oral (and each and every amendment, modification or supplement thereto) affecting any of the real and/or personal property used by Seller in the operation of the Business, including but not limited to equipment and fleet leases (the "Material Leases"). Copies of all written Material Leases, and a detailed description of all oral Material Leases, have been provided to Buyer. Except as set forth in
Schedule 2.2, Seller is in possession of all of the rights identified in the Material Leases as the rights of Seller.

         2.3 Material Contracts. Schedule 2.3 lists each written or oral contract (and each and every amendment, modification or supplement to any of them) to which Seller is a party or bound or to which either Seller or any Asset is subject, that is applicable to the Business, and that is also described by any of the following:

                  2.3.1    individually exceeds $50,000;

                  2.3.2 involves any matter not in the ordinary course of business;

                  2.3.3 restricts the right of Seller to compete, whether by restricting territories, customers or otherwise, in any territory in which the Seller has conducted business;

                  2.3.4 requires Seller to purchase its requirements for any goods or services from any one or more parties;

                  2.3.5 grants terms to a customer that are substantially more favorable than those generally available to other customers;

                  2.3.6 provides, special arrangements, whether providing for discounts, incentives awards or otherwise that extend past September 1, 2000;

                  2.3.7 constitutes performance bonds, letters of credit or other security arrangements required by any other contract or Material Lease.

                  2.3.8   relates  to   participation   of  the  Business  in  a
cooperative, partnership or joint venture;

                  2.3.9 imposes confidentiality requirements in the operation of the Business;

                  2.3.10   is for political or charitable contributions; and/or

                  2.3.11 grants a power of attorney in association with the operation of the Business.

All contracts disclosed or to be disclosed on Schedule 2.3 are "Material Contracts". All oral Material Contracts are described on Schedule 2.3 and copies of all written Material Contracts have been delivered to Buyer. Notwithstanding the foregoing, Schedule 2.3 does not list (and the phrase "Material Contracts" does not include) Material Leases disclosed pursuant to this Agreement.

         2.4 Intellectual Property Rights. Schedule 2.4 sets forth a complete list of all patents, trademarks, copyrights, trade names, license(s), franchises or other intellectual property right of any nature whatsoever owned by or granted to Seller for use solely in the Business and which are included in the Assets (collectively, the "Intellectual Property Rights").

         2.6 Assignment of Seller's Leases and Contracts. Seller shall have all contracts, agreements, leases and commitments of Seller which are part of the Assets or the Assumed Liabilities (including but not limited to Material Leases, Material Contracts, Intellectual Property Rights, transportation contracts, supply contracts), assigned or sub-licensed to Buyer at or prior to the Closing.

3        PURCHASE PRICE

         3.1 Purchase Price. The Seller will sell the Assets to the Buyer for the sum of two million one hundred thousand dollars ($2,100,000.00) (the "Purchase Price").

         3.2 Intentionally Blank.

         3.3 Proration of Taxes and Fees.

                  3.3.1 Ad Valorem Taxes. All ad valorem and other property taxes (real and personal) levied on or charged against the Assets in the year of the Closing Date shall be prorated between Seller and Buyer as herein provided. If the ad valorem or other property tax rates applicable to the Assets for the tax year during which the Closing occurs have not been fixed as of the Closing Date, the apportionment between Seller and Buyer shall be based upon the ad valorem or other applicable property tax rate(s) against the Assets for the immediately preceding tax year; provided, however, that Seller and Buyer shall make an adjustment to such proration when the actual taxes or assessments for the Assets for the year of the Closing Date become available, such obligation to survive Closing.

                  3.3.2 Transfer Taxes. The expense of any sales, use, transfer or other similar tax imposed as a result of the consummation of the transactions contemplated by this Agreement, including the expense of all license and/or transfer fees associated with the trucks, other rolling stock or equipment purchased (and/or debt assumed) hereunder shall be prorated between Seller and Buyer at Closing.

                  3.3.3 In the event that the above prorations cannot be completed at closing, then the parties hereto will diligently work to accomplish same as soon as possible after the Closing.

         3.4 Intentionally Blank.

         3.5 Purchase Price Allocation. The Purchase Price shall be allocated as set forth on Exhibit "A". The parties covenant and agree with each other that this allocation was arrived at by arm's-length negotiation and that each party hereto will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax or in any judicial proceeding that is in any manner inconsistent with the terms of this Section without the written consent of the other party to this Agreement.

4        REAL PROPERTY

         4.1 Identification of the Real Properties. Schedule 4.1 sets forth the location of each tract of immovable property included in the Assets, the use of the facility(ies) thereon, the name of the owner or the names of the lessor and the lessee, the approximate square footage of improvements and acreage of land (the "Real Properties"). Seller has delivered to Buyer (i) a copy of each deed or lease by which Seller acquired title to or its interest in the Real Properties, or the right to use the Real Properties, (ii) a copy of all title abstracts, reports and title insurance policies Seller has for such real estate,
(iii) a copy of the most recent survey or surveys Seller has for such Real Properties, (iv) a copy of all certificates of occupancy granted to Seller for the improvements on such Real Properties and a copy of any variance granted to Seller with respect to any such Real Properties pursuant to applicable zoning laws or ordinances.

5        CLOSING

         The closing of the purchase and sale of the Assets ("Closing") shall take place at the office of Worsham, Forsythe & Wooldridge, LLP, Energy Plaza, 30th Floor, 1601 Bryan Street, Dallas, Texas, or at such other place as the parties may mutually agree, on the first day following the receipt of the consents required pursuant to Section 13.2 hereof (the "Closing Date") or such other date as the parties shall agree upon in writing.

6        DOCUMENTS TO BE DELIVERED BY SELLER TO BUYER

         At the Closing, Seller will deliver the following to Buyer.

         6.1 Intentionally Blank.

         6.2 Bill of Sale. A Bill of Sale conveying, assigning, transferring, good and marketable title to all the Assets substantially in the form attached hereto as Exhibit "B".

         6.3 Specific Bills of Sale. Such specific bills of sale, conveyance, assignment, transfer, and delivery of such of the Assets as Buyer shall reasonably request.

         6.4 Assignments of Leases and Contracts. Assignment documents assigning Seller's rights and obligations in all Material Leases and Material Contracts to Buyer effective as of the Closing substantially in the form attached hereto as Exhibits "C,D,E,F,G, H and I ".

         6.5 Books and Records. All of Seller's books, records, and other data located at the Plant Sites plus all current records relating solely to the Business maintained by Alan Ferguson's office, including but not limited to: sales contracts, quotations, marketing plans and customer lists.

         6.6 Performance Certificate. An officer's certificate of Seller in the form attached hereto as Exhibit " J " certifying as to the accuracy of Seller's representations and warranties at and as of the Closing Date and that Seller has performed and complied with all of the terms, provisions, and conditions to be performed and complied with by Seller at or before the Closing.

         6.7 Other Certificates. Such other certificates and documents, including appropriate Resolutions of the Board of Directors of Seller authorizing the transaction contemplated in this Agreement, as Buyer or their counsel may reasonably request.

7        DOCUMENTS TO BE DELIVERED BY BUYER TO SELLER

         At the Closing, Buyer will deliver the following to Seller:

         7.1 Purchase Price. The Purchase Price by transfer of immediately available funds to such account at such U.S. bank as Seller shall direct at least one business day prior to the Closing Date.

         7.2 Performance Certificate. A certificate of Buyer in the form attached hereto as Exhibit " K " certifying as to the accuracy of Buyer's representations and warranties at and as of the Closing Date and that Buyer has performed and complied with all of the terms, provisions, and conditions to be performed and complied with by Buyer at or before the Closing.

         7.3 Other Certificates. Such other certificates and documents as Seller or their counsel may reasonably request.

8        REPRESENTATIONS AND WARRANTIES BY SELLER

         Seller represents and warrants to Buyer as follows:

         8.1 Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as now being conducted and to own and operate the properties and assets now owned and being operated by Seller. Seller is duly qualified or licensed to do business and is in good standing as a corporation in the jurisdictions in which the Seller is conducting the Business.

         8.2 Authority. Seller has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Seller, and no other action on the part of Seller is necessary to authorize the execution and delivery of this Agreement or the performance of any of the transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of Seller and when executed and delivered on behalf of Seller will be, a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

         8.3 No Conflicts. Except as set forth in Schedule 8.3, neither the execution, delivery or performance of this Agreement nor consummation of any of the transactions provided for in this Agreement (i) will violate or conflict with the Certificate of Incorporation of Seller, or (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which Seller or the Business is a party or by which Seller or the Business is bound or to which any property or asset of any of them is subject,
(iii) is prohibited by or requires Seller or the Business to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person, (iv) will cause any acceleration of maturity of any note, instrument, or other obligation of Seller or the Business is a party or by which Seller or the Business is bound or with respect to which Seller or the Business is an obligor or guarantor or (v) will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, businesses, agreements or contracts of Seller, the Business or the Assets.

         8.4      Internal Financial Statements.

                  8.4.1 Seller has delivered to Buyer copies of the unaudited internal operating income statements of Seller related to the Assets, and the Business as of December 31, 1997,1998 and 1999, along with a detailed list of the Assets as of July 31, 2000. Said unaudited internal operating income statements and the detailed list of Assets are referred to as the "Internal Financial Statements".

                  8.4.2 The Internal Financial Statements are complete and correct and fairly and accurately present the operating income and the Assets of the Business as and at the respective dates thereof in conformity with (a) Seller's books and records; (b) are without any change except as to which Seller believed reasonably necessary to present the stated information; and (c) to Seller's knowledge, fairly represent the operating income and the Assets of the Business on a basis consistent with that of the preceding periods. Buyer shall have the right to audit such Internal Financial Statements and Seller will cooperate in any such audit at Buyer's expense.

         8.5 No Changes. Except as set forth in Schedule 8.5, since July 31, 2000, Seller has not:

                  8.5.1 had any material change in its condition (financial or otherwise), operations (present or prospective), business (present or prospective), properties, assets, or liabilities, relating to or affecting the Business, other than changes in the ordinary course of business, none of which has been materially adverse;

                  8.5.2 suffered any damage, destruction or loss of physical property (whether or not covered by insurance) materially affecting the Assets or the condition (financial or otherwise) or operations (present or prospective) of the Business;

                  8.5.3 incurred or agreed to incur any indebtedness that is an Assumed Liability nor mortgaged, pledged or subjected to any charge, lien, claim or encumbrance, or agreed to mortgage, pledge or subject to any charge, lien, claim or encumbrance, any of the Assets;

                  8.5.4 suffered any substantial loss or waived any substantial right, relating to or affecting the Assets;

                  8.5.5 sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any portion of (or any interest in) any of the assets or property of Seller used in the Business (other than in the ordinary course of business);

                  8.5.6 increased, nor agreed to increase, the compensation or bonuses or special compensation of any kind of any employees of the Business over the rate being paid to them on July 31, 2000, other than normal merit and/or cost-of-living increases pursuant to customary arrangements consistently followed;

                  8.5.7 lost any major customer (one whose orders are significant to the continuing operation of the Business) nor had any material order canceled (other than in the normal course of business or as permitted under the purchase order) nor knows of any threatened cancellation of any material order, which is part of the Assumed Liabilities;

                  8.5.8 made or permitted any material amendment or termination of any Contract or Lease which is an Assumed Liability, other than in the ordinary course of business;

                  8.5.9 had any resignation or termination of employment of any of its key employees nor knows of any impending or threatened resignation(s) or termination(s) of employment that would have a material adverse effect on the operations (present or prospective) of the Business as conducted by Seller;

                  8.5.10 had any labor trouble, strike nor work stoppage nor knows of any impending or threatened labor trouble, strike or work stoppage, nor aware of any pending NLRB election or union organizing activities by the employees of the Business which would affect the Business, or the use of the Assets therefor;

                  8.5.11 experienced any shortage or difficulty in obtaining any raw material, necessary for the operation of the Business;

                  8.5.12 made any material change in its accounting methods or practices with respect to the Business or any other material change in Seller's manner of conducting the Business;

                  8.5.13 entered into any transaction, relating to or affecting the Business and the use of the Assets therefor, not in the ordinary course of its business; or

                  8.5.14 entered into any agreement, or otherwise decided, to engage in any of the foregoing.

         8.6      Title To And Condition Of Assets.

                  8.6.1 Owned  Property.  Except as set forth on Schedule 8.6.1,
(a) Seller owns all right, title and interest in and to each of the Assets, (b) no person has any rights to acquire, lease or use, or any other interest in, any of the Assets; and (c) none of the Assets is subject to any Lien, restriction, covenant, lease, rental, required payment or assessment, or adverse charge or claim.

                  8.6.2 Real Properties.  Except as disclosed on Schedule 8.6.2,
(a) Seller has and possesses the leasehold interest  identified on Schedule 2.2;
(b) no Liens or encumbrances on any tract of Real Property has or have restricted or caused an adverse impact on Seller's operation of the Business thereon as currently operated by Seller; and (c) Seller has not received any written notice from any governmental agency, board, bureau, body, department or authority of any United States or foreign jurisdiction, with respect to Seller's interest (ownership or leasehold) or use of the Real Properties which has or would adversely affect Seller's interest or use of such Real Properties or the operation of the Business thereon as currently operated.

                  8.6.3 Leases. Each Material Lease listed in Schedule 2.2 is in full force and effect and is valid in accordance with its terms. Neither Seller nor any other party is in default in the observance or the performance of any term or obligation to be performed by it under any Material Lease. No other person is in default in the observance or the performance of any term or obligation to be performed by it under any Material Lease with Seller.

                  8.6.4 Contracts. Each Material Contract listed in Schedule 2.3 is in full force and effect and is valid in accordance with its terms. Neither Seller nor any other party is in default in the observance or the performance of any term or obligation to be performed by it under any Material Contract. No other person is in default in the observance or the performance of any term or obligation to be performed by it under any Material Contract with Seller. Seller knows of no bid or contract proposal made by Seller or any of its affiliates that, if accepted or entered into, might result in a loss to Seller or any affiliate.

                  8.6.5 Status. Except as disclosed in Schedule 2.2 with respect to Material Leases, in Schedule 2.3 with respect to Material Contracts (and to those leases and contracts included in the Assumed Liabilities but not required to be disclosed on the respective Schedule, and in Schedule 2.4 with respect to Intellectual Property Rights (a) Seller has not assigned any of its rights or obligations under and is not otherwise restricted for any reason from enjoying the full benefits under) any of the Material Leases, Material Contracts, other leases and contracts included in the Assumed Liabilities, and the Intellectual Property Licenses; (b) no act or event has occurred which, with notice or lapse of time or both or other action required to be taken by the other party as a prerequisite to exercising its rights, would constitute a breach or default under any of them; (c) Seller has had no notice that any party to any of them is subject to any bankruptcy, insolvency or other similar proceeding; (d) there is no outstanding notice of cancellation or termination in connection with any of them; (e) each of them is valid in accordance with its terms; (f) to the Best Knowledge of Seller, neither the execution, delivery or performance of them violated, violates or will violate any applicable law; (g) neither Seller, nor to Seller's knowledge, any other party currently contemplates, any termination, amendment or change to any of them; (h) none of them requires Seller to maintain any performance bond, letter of credit or other security arrangement; and (i) to Seller's knowledge, none of them has, or is reasonably expected to have during its term, an adverse effect on the Assets, the Assumed Liabilities or any aspect of either of the Business.

         8.7      Intellectual Property Rights.

                  8.7.1  Each of the  Intellectual  Property  Rights  listed  on
Schedule 2.4 have been validly issued and are owned by or licensed to Seller or the Business, and Seller has the right to use all such Intellectual Property Rights in the Business.

                  8.7.2 Except as set forth in Schedule 8.7, the Intellectual Property Rights include all patents, copyrights, know-how, trade secrets, and other proprietary rights necessary to conduct the operations of the Business. Seller knows of no claim, or any basis of any claim, that Seller has infringed any patent, copyright, trademark, trade name, know-how, trade secret or other proprietary right of any other person. To Seller's knowledge, there are no potential claim of infringement of any patent, copyright, trademark, trade name, know-how, trade secret or other proprietary right of any other person that has not been asserted but that, if asserted, would adversely affect the operation of the Business and/or the Assets.

         8.8 Existence of Certain  Leases or Contracts.  Except as identified as
Schedule 2.2 and Schedule 2.3, in the conduct of the Business (or as it may relate or apply to the Assets being purchased pursuant to this Agreement) Seller is not a party to any written or oral:

                  8.8.1    contract with any labor union;

                  8.8.2 employment or consulting contract or other contract for services;

                  8.8.3 lease whether as lessor or lessee with respect to any property, immovable or personal;

                  8.8.4    loan agreement or instrument relating to any debt;

                  8.8.5 contract of purchase or sale involving more than $50,000.00 ;

                  8.8.6 contract with any agent, dealer or distributor involving more than $50,000.00;

                  8.8.7 standby letter of credit, guarantee or performance bond;

                  8.8.8 contract or agreement restricting the ability of any person from freely engaging in any business or competing anywhere in the world;

                  8.8.9 contract not made in the ordinary course of business involving more than $50,000.00;

                  8.8.10 other contract, except insubstantial contracts for supplies or services not involving more than $50,000.00 and which can be terminated within one year without cost;

                  8.8.11 any material contract with any governmental  authority;
or

                  8.8.12 any contract that materially and adversely  affects its
condition  (financial  or  otherwise),   operations  (present  or  prospective),
business (present or prospective), properties, assets or liabilities.

         8.9 Taxes. Except as contemplated by Schedule 8.11 [Compliance with Laws], Seller has no liability with respect to Taxes that would affect in any way whatsoever Buyer's right, title and interest in or Buyer's right to use and enjoy (free and clear of any Lien or restriction) any Asset, any Assumed Liability or any aspect of the Business acquired by Buyer pursuant to this Agreement.

         8.10 Litigation. Except as set forth in Schedule 8.10, there are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any U.S. or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving Seller or any of its affiliates or any of its properties or assets that (i) if asserted and decided adversely, could adversely affect the ownership or operation of the Assets as currently operated, or (ii) questions the validity of this Agreement, or (iii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by Seller under this Agreement. Except as set forth in
Schedule 8.10, there is no arbitration proceeding pending or threatened or proposed in any manner under any collective bargaining agreement or other agreement or otherwise which affects the Assets or the Business. Neither Seller, nor its affiliates, properties or other assets is subject to any judicial or administrative judgment, order, decree or restraint which would affect the Assets or the operation thereof in the Business.

         8.11     Compliance With Laws.

                  8.11.1 To Seller's Knowledge, (i) Seller has complied with and is in compliance with all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, permits, judgments, orders or decrees applicable in any manner to the Assets or any of the respective properties, assets, operations and businesses related thereto, and (ii) there does not exist any basis for any claim of default under or violation of any such statute, law, ordinance, regulation, rule, judgment, order or decree except such defaults or violations, if any, that in the aggregate do not and will not adversely affect the property or operation of the Assets.

                  8.11.2 To Seller's Knowledge, Seller has not received any opinion or memorandum or legal advice from any legal counsel to the effect that Seller is exposed to any liability or disadvantage that is or may be material to, or have an adverse impact on, the Business.

                  8.11.3 To Seller's Knowledge. Seller, insofar as the Business is concerned, is in compliance with (i) all applicable requirements of the Occupational Safety and Health Act of 1970 within the United States and comparable workplace-safety laws of all other jurisdictions and all rules, regulations and orders thereunder and (ii) all applicable laws and related rules and regulations of all United States and foreign jurisdictions affecting labor union activities, civil rights or employment, including without limitation, in the United States, the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Equal Employment Opportunity Act of 1972, the Employee Retirement Income Security Act of 1974, the Equal Pay Act and the National Labor Relations Act, the Fair Labor Standards Act.

         8.12     Environmental Matters.

                  8.12.1 To Seller's Knowledge, Seller has complied with and is in compliance with all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, permits, judgments, orders and decrees applicable, in any manner, to the ownership and/or operation of the Assets in the Business relating to environmental protection including, without limitation, standards relating to air, water, land and the generation, storage, transportation, treatment or disposal of solid wastes and hazardous wastes.

                  8.12.2 To Seller's Knowledge, Seller has obtained and adhered to all necessary permits and other approvals necessary to operate the Assets in the Business as currently conducted by Seller.

                  8.12.3 To Seller's knowledge, there is no location on any of the Real Property or the Business where hazardous wastes or other harmful substances have entered or are likely to enter into the soil or groundwater.

                  8.12.4 Seller knows of no on-site or off-site location to which Seller or the Business have transported hazardous wastes or arranged for the transportation of hazardous wastes in which such site is the subject of any federal, state, local or foreign enforcement action or any other investigation which could lead to any claim against Seller, the Business or Buyer for any cleanup cost, remedial work, damage to natural resources or personal injury, including, but not limited to, claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         8.13 Governmental Authorizations And Regulations. Schedule 8.13 lists all licenses, franchises, permits and other governmental authorizations held by Seller material to the Assets in the operation of the Business. To Seller's knowledge, all such licenses, franchises, permits and other governmental authorizations are valid, and Seller has received no notice that any governmental authority intends to cancel, terminate or fail to renew any such license, franchise, permit or other governmental authorization. To Seller's knowledge, Seller holds all licenses, franchises, permits and other governmental authorizations the absence of any of which could have a material adverse effect on the operation of the Assets in the Business. To Seller's knowledge, except as set forth in Schedule 8.13, the Business is being conducted, and the Assets relating thereto are owned or are being used by Seller and/or the Business, in compliance with all statutes, laws, ordinances, regulations, rules or permits of any governmental entity or any judgments, orders or decrees. To Seller's Knowledge, all products manufactured or sold by Seller or the Business utilizing any of the Assets comply in all material respects with all statutes, laws, ordinances, regulations, and rules and criteria governing the design, manufacture, and intended use thereof.

         8.14     No Employee Benefit Plans Liability.

                  8.14.1 Neither Seller nor any "ERISA Affiliate" (as defined below) has any liability, or is subject to any Lien, restriction or other adverse right relating to any "employee benefit plan" (as the term is defined in the Employee Retirement Income Security Act of 1974 as amended ("ERISA")) or any other compensation, stock option, restricted stock, bonus, incentive, severance, fringe benefit or retirement plan of any kind whatsoever, whether formal or informal, not included in the foregoing or providing benefits for, or for the welfare of, any or all of the current or former employees, agent, officers, directors, or independent contractors of Seller or any ERISA Affiliate or their beneficiaries or dependents (collectively the "Employee Plans") that would effect in any manner whatsoever Buyer's right, title or interest in, or Buyer's right to use or enjoy (free and clear of any Lien or restriction), any Asset, any Assumed Liability or aspect of the Business acquired by Buyer pursuant to this Agreement or would result in the assumption by or imposition on Buyer of any liability other than liabilities expressly included in the Assumed Liabilities. "ERISA Affiliate" means each trade or business (whether or not incorporated) that together with Seller is treated as a single employer pursuant to IRC ss.ss. 414(b), (c), (m) or (o). Neither Seller nor any ERISA Affiliate has ever maintained, contributed to or otherwise participated in, or had any liability or obligation with respect to, any Employee Plan covering employees of the Business whose employment is subject to a collective bargaining agreement.

                  8.14.2 Seller has filed or caused to be filed on a timely basis every return, report, statement, notice, declaration and other document required by any government agency, federal, state and local (including, without limitation, the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation, and the Securities and Exchange Commission) with respect to each Employee Plan sponsored or maintained by Seller relating to the Business. Seller is in substantial compliance with all disclosures to employees and beneficiaries required under ERISA, including, without limitation, timely distribution of summary plan descriptions and summary annual reports.

         8.15 Certain Transactions. Except as set forth in Schedule 8.15, there is no transaction, and no transaction is now proposed, related to the Assets, to which Seller was or is to be a party and in which any director or officer of Seller or any person owning of record or beneficially more than 5 percent of the outstanding capital stock (or other incident of ownership) of any class of Seller or any affiliate or any associate of any such person had or has a direct or indirect material interest.

         8.16 Product Warranties. Except as set forth in Schedule 8.16: (i) there exist no product warranty(ies) with respect to any product that is or was manufactured or sold by Seller in the Business; (ii) Seller has not received any notice of any claim based on any such product warranty(ies); and (iii) Seller has no knowledge or has no reasonable ground to know of any claim (actual or threatened) based on any product warranty(ies).

         8.17 Insurance. Schedule 8.17 contains a list of all claims made under any insurance policies covering the Seller since January 1, 1996 which are related in any manner to the Business and/or the Assets. The Seller has not received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause. Since January 1, 1996, the Seller has maintained, in light of the Business and its location, operations, employees and the Assets, at all times, without interruption appropriate insurance, in scope and amount of coverages.

         8.18 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller directly with Buyer and without the intervention of any other person and in such manner as not to give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or like payment.

         8.19 No Untrue Statements. No statement by Seller contained in this Agreement and no written statement contained in any certificate or other document required to be furnished by Seller, or any officer, employee, counsel or other agent of Seller, to Buyer pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading. To Seller's knowledge, there is no fact that affects, or in the future might reasonably be expected to affect, adversely, the condition (financial or otherwise) or operations (present or prospective) of the Business in any material respect that is not set forth in this Agreement or the Schedules.

9        REPRESENTATIONS AND WARRANTIES BY BUYER

         Buyer represents and warrants to Seller as follows:

         9.1 Corporate Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. Buyer has the corporate power and authority to carry on the business now being conducted by it and to acquire and own and operate the Assets.

         9.2 Authorization Of Agreement. Buyer has the power and authority to enter into this Agreement and to carry out is obligations hereunder. No other action on the part of Buyer is necessary to authorize the execution and delivery of this Agreement or the performance of the transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of Buyer and when executed and delivered on behalf of Buyer will be a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

         9.3 No Violation; No Conflict.Neither the execution, delivery or performance of this Agreement by Buyer nor the consummation of any of the transactions provided for in this Agreement (i) will violate or conflict with any provision of the Certificate of Incorporation or Bylaws of the Buyer or (ii) will result in any breach of or default under any provision of any contract or agreement of any kind to which the Buyer are a party or by which Buyer are bound or to which the properties or assets of the Buyer is subject, or (iii) is prohibited by or requires Buyer to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority.

         9.4 Litigation. There are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, involving the Buyer or any of their properties or assets that (i) questions the validity of this Agreement or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by the Buyer under this Agreement.

         9.5 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Buyer directly with Seller and without the intervention of any other person and in such manner as not to give rise to any valid claim against any of the parties for a finder's fee, brokerage commission or like payment.

         9.6 No Untrue Statements. No statement by Buyer contained in this Agreement and no written statement contained in any certificate or other document required to be furnished by Buyer, or any officer, employee, counsel or other agent of Buyer, to Seller pursuant to or in connection with this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein contained not misleading.

10       COVENANTS OF SELLER

         Seller covenants and agrees with Buyer as follows:

         10.1     Access, Information and Documents.

                  10.1.1 During the period from the date that this Agreement is executed (the "Signing Date") until the date on which either party provides the other party with written notice of Termination (the "Termination Date"), Seller will afford Buyer full and free access to the Assets, and the properties, contracts, books and records, and all other documents and data related to the Business and the Assets.

                  10.1.2 After the execution of this Agreement, Seller will provide Buyer with access to the employees of the Business. The parties will mutually agree as to the time and place that Buyer will be given access to the personnel operating or responsible for the operation of the Business. Any Buyer personnel entering onto any Seller facility shall adhere to Seller's safety procedures and shall be accompanied by an employee of Seller.

         10.2 Conduct of Business Pending Closing. From the Signing Date until the Closing, except as consented to by Buyer in writing:

                  10.2.1 Seller will carry on the Business substantially in the manner carried on as of the date hereof, and Seller will not engage in any activity or transaction or make any commitment to purchase or spend other than in the ordinary course of its business as heretofore conducted;

                  10.2.2 Seller will not pay or obligate itself to pay, any compensation, commission or bonus to any director, officer, employee or independent contractor, relating to or affecting the Assets, except for the regular compensation and commissions payable to such director, officer, employee or independent contractor at the rate in effect on the date of this Agreement;

                  10.2.3 Seller will continue to carry insurance essentially the same as the existing insurance, relating to or affecting the Business and/or the Assets, in effect as of the Signing Date of this Agreement;

                  10.2.4  Seller  will use  diligent  efforts  to  preserve  the
Business and the Assets intact, to keep available to Buyer the services of its employees and independent contractors and to preserve for Buyer its relationships with suppliers, licensees, distributors, and customers and others having business relationships with it;

                  10.2.5 Seller will not obligate itself to sell or otherwise dispose of or pledge or otherwise encumber any of the Assets other than in the ordinary course of business and Seller will maintain each Asset in a condition at least similar to the condition of such Asset as of the Signing Date, subject only to ordinary wear and tear;

                  10.2.6 Seller will not engage in any activity or transaction, related to the Assets, other than in the ordinary course of its business as heretofore conducted; and

                  10.2.7 Seller will not enter into any agreement or other arrangement to do any of the foregoing.

         10.3 Approval by Seller's Governing Body. Seller shall obtain the approval of this Agreement from its Board of Directors, and shall otherwise use diligent efforts to cause the approval of this Agreement and the consummation of the transactions contemplated hereby.

         10.4 Consents and Approvals. Seller shall use reasonable diligent efforts to obtain prior to the Closing all consents, authorizations, and approvals under all statutes, laws, ordinances, regulations, rules, judgments, decrees, and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by Seller in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

         10.5 Non-Compliance With Certain Laws. Without limiting the indemnification rights or obligations under this Agreement: the parties acknowledge (a) that notices to creditors are not being given under, and no actions are being taken to comply with, the "Bulk Sales Act" under the Uniform Commercial Code as in effect in the State of Louisiana and (b) that no waivers or clearances are being obtained under, and no other actions are being taken to comply with, state laws, if any, providing for notices or tax or similar clearances in connection with the sale of assets; and thus, notwithstanding anything herein to the contrary in this Agreement, Seller shall be fully responsible for, and shall indemnify Buyer against, all damages, liens, claims, etc. of any nature whatsoever, which may arise as a result of the parties failure to comply with such laws.

11       COVENANTS OF BUYER

         11.1 Confidential Information. The terms and conditions set forth in the Confidentiality Agreement between Hanson Building Materials America, Inc. and the Buyer, dated July 13, 2000 are incorporated herein by reference as fully as if repeated verbatim herein.

         11.2 Consents and Approvals. Buyer shall use reasonably diligent efforts to obtain prior to the Closing all consents, authorizations and approvals under all statutes, laws, ordinances, regulations, rules, judgments, decrees, and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by Buyer in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

12       CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         The obligations of Seller to sell the Assets is subject to the fulfillment prior to or at the Closing of the following conditions:

         12.1     Purchase Price.   The Buyer's payment of the Purchase Price.

         12.2 Buyer's Performance. There shall not be any material error, misstatement or omission in the representations and warranties made by Buyer in this Agreement; all representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer to Seller pursuant to this Agreement shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of said time (except (i) as contemplated by this Agreement and (ii) to the extent, if any, Seller shall waive the same); and Buyer shall have performed and complied with all the terms, provisions, and conditions of this Agreement to be performed and complied with by Buyer at or before the Closing.

13       CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         The obligation of Buyer to purchase the Assets and assume the Assumed Liabilities is subject to the fulfillment prior to or at the Closing of the following conditions:

         13.1 Seller's Performance. There shall not be any material error, misstatement or omission in the representations and warranties made by Seller in this Agreement; all representations and warranties by Seller contained in this Agreement or in any written statement delivered by Seller to Buyer pursuant to this Agreement shall be true at and as of the Closing as though such representations and warranties were made at and as of said time (except (i) as contemplated by this Agreement and (ii) to the extent, if any, Buyer shall waive the same); and Seller shall have performed and complied with all the terms, provisions and conditions of this Agreement to be performed and complied with by Seller at or before the Closing.

         13.2 Assignment of Contracts. Seller shall have obtained consents from the owners of the Plant Sites, namely: a) Southwestern Electric Power Company,
b) Central Louisiana Electric Company, Inc., Louisiana Energy and Power Authority and Lafayette Public Power Authority, c) Gulf States Utilities Company, to the assignment of such Contracts from Seller to Buyer in the respective forms attached hereto as Exhibits " D, E and F ". Seller shall have delivered to Closing such consents fully executed in each case by the consenting party and by Seller. Seller shall have delivered to Closing executed assignments from Seller to Buyer of: a) the F&F Ash Line, Inc. and the McConnell & Son, Inc. trucking agreements in the respective forms attached hereto as Exhibits "G and H".

         13.3 Intentionally Blank.

         13.4 Consents and Approvals. Seller and Buyer shall have obtained all consents, authorization and approvals under all statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by Seller or Buyer, as the case may be, in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         13.5 Physical Properties. There shall have occurred no material damage to or destruction or loss of (whether or not covered by insurance) any of the Assets.

         13.6 Title Insurance. Buyer shall have obtained, at Buyer's expense, a policy or policies of title insurance in form satisfactory to them, insuring in amounts deemed satisfactory by Buyer, fee simple interests in each of the Real Properties.

         13.7 Employment Matters. Buyer shall have been allowed to make employment offers to certain employees of Seller who are currently, or at any time after January 1, 2000 were, responsible for the operation of the Assets and/or the Business. Seller shall terminate all employees of Seller who are based at the Plant Sites in connection with the Closing, with the exception of Willie Brown. Seller will be responsible for any and all benefits accrued prior to the date of such terminations with respect to such terminated employees and prior to the date of Closing with respect to Willie Brown. Seller and Buyer will enter into a consulting agreement pursuant to which Seller will provide to Buyer, to the extent available, the services of Willie Brown in the form of Exhibit " L "attached hereto at Closing.

14       TERMINATION

         This Agreement may be terminated as follows:

         14.1 Termination by Buyer. Buyer may, without liability to Seller, terminate this Agreement by notice to Seller: (i) at any time prior to the Closing if default shall be made by Seller in the observance or in the due and timely performance of any of the terms hereof to be performed by Seller that cannot be cured at or prior to the Closing, or if the consents required pursuant to 13.2 have not been obtained within fifteen (15) days from the date hereof; or
(ii) at the Closing if any of the conditions precedent to the performance of Buyer's obligations at the Closing shall not have been fulfilled.

         14.2 Effect of Termination.

                  14.2.1 In the event that this Agreement is terminated as set forth above, this Agreement shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers, shareholders, employees and/or agent, except that (a) no termination shall prejudice any claim either party may have under this Agreement that arises prior to the effective date of such termination; and (b) termination of this Agreement shall not terminate or otherwise affect the rights and obligations set forth in Sections 11.1 [Confidential Information] and 17.3 [Expenses], which shall survive termination as independent obligations.

                  14.2.2 If this Agreement shall be terminated, each party will:
(i) redeliver all documents, work papers, and other materials of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, to the party furnishing the same; and
(ii) destroy all documents, work papers, and other materials developed by its accountants, agents, and employees in connection with the transactions contemplated hereby which embody proprietary information or trade secrets furnished by any party hereto or deliver such documents, work papers, and other materials to the party furnishing the same or excise such information or secrets therefrom. In such event, all information received by a party hereto with respect to the business of another party or any of its subsidiaries or affiliates (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed public information with any governmental authority) shall not at any time be used for personal advantage or disclosed by such party to any third person to the detriment of the party furnishing such information or any of its subsidiaries or affiliates.

15       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

         15.1 Survival of Representations and Warranties. All statements contained in any certificate or other instrument delivered by or on behalf of Seller and/or Buyer, pursuant to this Agreement shall be deemed representations and warranties hereunder by the party delivering such certificate or instrument. All representations, warranties, and agreements made by Seller and/or Buyer in this Agreement or pursuant hereto shall survive the Closing a) for the period of the applicable statute of limitations in regard to title and taxes, b) for three
(3) years in regard to environmental matters, and c) for eighteen (18) months in regard to all other matters.

         15.2 Indemnification.

                  15.2.1 Seller's Indemnification. Seller will indemnify Buyer and its stockholders, officers, directors, employees, agents and affiliates of each of them in respect of, and hold each of them harmless from and against, any and all liability damages, fines, fees, penalties, losses and expenses, including without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, etc. (hereafter "Losses") suffered, incurred or sustained by any of them or to which any of them becomes subject, to the extent resulting from, arising out of relating to any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement (including, without limitation, any certificate delivered in connection herewith or therewith).

                  15.2.2 Buyer's Indemnification. Buyer will indemnify Seller and its stockholders, officers, directors, employees, agents and affiliates of each of them in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by them or to which they become subject, to the extent resulting from, arising out of or relating to any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Buyer, or either of them, contained in this Agreement (including, without limitation, any certificate delivered in connection herewith or therewith).

         15.3 Deductible and Cap on Seller's Indemnification. No party shall be required to indemnify another party unless and only to the extent that the aggregate amount of the agreed to or adjusted indemnification claims against such party exceeds $50,000. Notwithstanding any language contained in this Agreement to the contrary, the Seller shall not be required to indemnify Buyer hereunder to the extent that the aggregate amount of the agreed to or adjusted indemnification claims against Seller exceeds fifty percent (50%) of the Purchase Price.

         15.4   Procedure   for   Indemnification   Claims.   All   claims   for
indemnification by any party (the "Indemnified Party") will be asserted and resolved as follows:

                  15.4.1 In order for an Indemnified Party to be entitled to any indemnification provided for herein in respect of, arising out of or involving a claim or demand made by any Person not a party to this Agreement against the Indemnified Party (a "Third Party Claim"), the Indemnified Party shall deliver a notice (a "Claim Notice") to the other party (the "Indemnifying Party") promptly after receipt by such Indemnified Party of written notice of the Third Party Claim, but in no event after the expiration of the applicable statute of limitations period. Such notice shall be given in accordance with the notice provisions set forth in Section 17.5 [Notice] hereof.

                  15.4.2 If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party, which counsel must be reasonably satisfactory to the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, but shall continue to pay for any expenses of investigation or any Loss suffered. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. If (I) the
Indemnifying Party shall not assume the defense of a Third Party claim with counsel satisfactory to the Indemnified Party within five business days of any Claim Notice, or (ii) legal counsel for the Indemnified Party notifies the Indemnifying Party that there are or may be legal defenses available to the Indemnifying Party or to other Indemnified Parties which are different from or additional to those available to the Indemnified Party, which, if the Indemnified Party and the Indemnifying Party were to be represented by the same counsel, would constitute a conflict of interest for such counsel or prejudice prosecution of the defenses available to such Indemnified Party, or (iii) if the Indemnifying Party shall assume the defense of a Third Party Claim and fail to diligently prosecute such defense, then in each such case the Indemnified Party, by notice to the Indemnifying Party, may employ its own counsel and control the defense of the Third Party Claim and the Indemnifying Party shall be liable for the reasonable fees, charges and disbursements of counsel employed by the Indemnified Party, and the Indemnified Party shall be promptly reimbursed for any such fees, charges and disbursements, as and when incurred. Whether the Indemnifying Party or the Indemnified Party control the defense of any Third Party Claim, the parties hereto shall cooperate in the defense thereof. Such cooperation shall include the retention and provision to the counsel of the controlling party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation or any material provided hereunder. The Indemnifying Party shall have the right to settle, compromise or discharge a Third Party Claim (other than any such Third Party Claim in which criminal conduct is alleged) without the Indemnified Party's consent if such settlement, compromise or discharge (I) constitutes a complete and unconditional discharge and release of the Indemnified Party, and (ii) provides for no relief other than the payment of monetary damage and such monetary damages are paid in full by the Indemnifying Party.

                  15.4.3 In the event any Indemnified Party should have a claim under the provisions of this Section against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall promptly deliver an Indemnity Notice to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the
Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying
Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within thirty (30) days, either party shall be free to avail itself of any remedy available to it at law or in equity.

16       POST CLOSING MATTERS

         16.1 Non-Competition, Non-Solicitation.

                  16.1.1 For a period of five (5) years from the Closing Date, the Seller, directly or indirectly through its present or future parent or subsidiary companies, will not own, manage, operate, or control, any business or enterprise engaged in the purchase of ash from power plants for resale to third parties anywhere in the states of Texas or Louisiana.

                  16.1.2 For a period of five (5) years from the Closing Date, the Seller, directly or indirectly through their present or future parent or subsidiary companies, will not (I) influence any individual to terminate his or her employment relationship with the Buyer, (ii) interfere in any other way with the employment, or other relationship, of any employee of the Buyer or (iii) cause or attempt to cause (x) any customer or supplier of the Business or the Buyer or (y) any prospective client, customer or supplier of the Business or the Buyer, from engaging in business with the Buyer.

                  16.1.3 The Seller agrees that the Buyer's remedies at law for any breach or threat of breach by it of any of the provisions of this Section will be inadequate, and that, in addition to any other remedy to which Buyer may be entitled at law or in equity, Buyer shall be entitled to a temporary or permanent injunction or injunctions or temporary restraining orders or orders to prevent breaches of the provisions of this Section and to enforce specifically the terms and provisions hereof, in each case without the need to post any security or bond. Nothing herein contained shall be construed as prohibiting Buyer from pursuing, in addition, any other remedies available to it for such breach or threatened breach. A waiver by the Buyer of any breach of any provision hereof shall not operate or be construed as a waiver of a breach of any other provisions of this Agreement or of any subsequent breach thereof.

                  16.1.4 The parties hereto consider the restrictions contained in this Section hereof are a material part of the consideration for the Assets and are reasonable for the purposes of this transaction, but if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in this
         Section is an unenforceable restriction on the Seller's activities, the provisions of this Section shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in this Section or any remedy provided herein is unenforceable, and such restriction or remedy cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained therein or the availability of any other remedy. The provisions of this Section shall in no respect limit or otherwise affect the Seller's obligations under other agreements with the Buyer.

         16.2 Delivery of Possession. At the Closing, title to the Assets and the Assumed Liabilities shall pass to Buyer. At the Closing, Seller will put Buyer in full, complete and quiet possession and enjoyment of all of the Assets. From and after the Closing, the ownership and operation of the Assets, the Assumed Liabilities and the Business shall be for the account and risk of Buyer.

         16.3 Access to Records. After the Closing Date, and until the third anniversary of the Closing Date, Buyer and Seller shall each permit the other party to have access to the books and records of the Business and to make copies of materials relating to the Assets, the Assumed Liabilities and the Business upon the following conditions: (i) the requesting party's providing notice to the other party which sets forth a reasonable request for access to the records, and which states the reason for the request for access, and (ii) the access being at such times and on such other reasonable conditions appropriate to avoid interference with the non-requesting party's business operations.

         16.4 Mail. From and after the Closing Date, Seller shall promptly deliver to Buyer (i) the original of any mail or other communication received by Seller after the Closing Date (A) pertaining to the Assets, the Assumed Liabilities or the Business, and any payments to which Buyer is entitled, or (B) addressed to Buyer; (ii) any checks or invoices received by Seller that relate to Buyer's operation of the Business after the Closing: and (iii) any money deposited into Seller's lock-box account which relates to Buyer's operation of the Business after the Closing.

17       MISCELLANEOUS

         17.1 Good Faith; Cooperation. The parties shall in good faith undertake to perform their obligations in this Agreement, to satisfy all condition, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with its terms. The parties shall cooperate fully with each other and their representatives in connection with any actions required to be taken as part of their respective obligations under this Agreement.

         17.2 Assurance of Further Action. From time to time after the Closing and without further consideration from the Buyer, but at the Buyer's expense, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer such further instruments of sale, conveyance, assignment, transfer and delivery and take such other action as Buyer may reasonably submit and request in order to more effectively sell, convey, assign, transfer and deliver and reduce to the possession of Buyer any and all of the Assets and consummate the transactions contemplated hereby.

         17.3 Expenses. Each of the parties will pay all of its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

         17.4 Waiver. The parties hereto may by written agreement (i) extend the time for or waive or modify the performance of any of the obligations or other acts of the parties hereto or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement.

         17.5 Notices. All notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class certified mail postage prepaid addressed as follows; or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

If to Buyer:

ISG Resources, Inc.
136 East South Temple
Suite 1300
Salt Lake City, Utah  84111
Attn: Brett A. Hickman, Esq.

If to Seller:

Micheal Kane, President
Hanson Aggregates Central, Inc.
11700 Old Katy Road
Suite 1200
Houston, Texas 77079

with a copy to:

George C. Piazza
Division Counsel
Hanson Building Materials America, Inc.
11700 Old Katy Road
Suite 1200
Houston, Texas 77079

and a copy to:

Michael H. Hyer
Vice President and General Counsel
Hanson Building Materials America, Inc.
2680 Bishop Drive, Suite 225
San Ramon, CA 94583
Facsimile: (925) 244-1064


         17.6     Entire Agreement; Severability.

                  17.6.1 This Agreement along with the Exhibits, Schedules and other documents required herein embodies the entire agreement among the parties and there have been and are no agreements, representations or warranties, oral or written among the parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the parties.

                  17.6.2 Should any provision of this Agreement be held unenforceable or invalid under any applicable law, then the parties hereto agree that such provision shall be deemed modified for purposes of performance of this Agreement to the extent necessary to render it lawful and enforceable, or if such a modification is not possible without materially altering the intention of the parties hereto, then such provision shall be deleted for purposes of performance of this Agreement. The validity of the remaining provisions of this Agreement shall not be affected by any such modification or severance,.

         17.7     Rights Under This Agreement; Non-assignability.

                  17.7.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by any party without the prior written consent of the other parties.

                  17.7.2 Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         17.8 Governing Law; Venue. This agreement shall be governed by and construed in accordance with the laws of the State of Texas. The parties shall bring any action or proceeding for the enforcement of any right, remedy, obligation or liability arising under or in connection with this agreement solely in the state or federal courts located in or for Dallas, Texas. Each of the parties hereby irrevocably consents to the jurisdiction of the foregoing courts and waives its right to bring any action or proceeding against the other party except in accordance with the preceding sentence.

         17.9 Headings, Sections, Exhibits and Schedules. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

         17.10 No Public Announcements. Prior to the Closing, the parties hereto shall not issue any press release or make any public statement regarding the transactions contemplated by this Agreement without obtaining the prior consent of the other party, which consent shall not be unreasonably withheld.

         17.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ISG RESOURCES, INC.                           HANSON AGGREGATES WEST, INC.


 -----------------------------          ------------------------------------
By:                                 By:
    --------------------------         -------------------------------------
Its:                                Its:
     -------------------------         -------------------------------------

                                    Exhibit A
                            Purchase Price Allocation

Fixed Assets on Balance Sheet                  $546,800
Contracts and Goodwill                       $1,553,200
---------------------------                 -----------
Total Purchase Price                         $2,100,000

                                    EXHIBIT B

                          General Warranty Bill of Sale

         THIS IS A GENERAL WARRANTY BILL OF SALE, CONVEYANCE, ASSIGNMENT AND TRANSFER OF ASSETS (this "Instrument") made, executed and delivered by Hanson Aggregates West, Inc., a _________________ corporation ("Hanson") in favor of ISG Resources, Inc., a Utah corporation ("ISG") effective as of _________________, 2000 with respect to the conveyancing by Hanson to ISG of certain assets of Hanson pursuant to an Asset Purchase Agreement dated _________________, 2000 (the "Agreement") and by which Hanson and ISG, for good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), hereby agree as follows:

1 Bill of Sale and Assignment of Assets. Hanson does hereby absolutely, unconditionally, and irrevocably sell, convey, assign and transfer unto ISG forever all right, title and interest, legal and equitable, of Hanson in and to all the assets and properties of Hanson listed in Attachment A to this Instrument (the "Property"); to have and to hold all and singular the Property for its own use and behoof forever.

2 No Representations and Warranties or Indemnification Obligations in this Instrument. No representations and warranties, or indemnification agreements with respect to them, are made in this Instrument, but rather are expressly disclaimed, it being understood and agreed that all of the rights of ISG vis-a-vis Hanson with respect to the Property are governed by the Agreement.

3 Miscellaneous Provisions.

         3.1 Exhibits; Number; Gender; Captions. Each attachment to this Instrument is hereby incorporated into, and made a part of, this Instrument. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders. Titles and captions of or in this Instrument are inserted only as a matter of convenience and for reference and in no way affect the scope or intent of this Instrument.

         3.2 Controlling Law. This Instrument shall be governed by, construed and enforced in accordance with the laws of the State of Texas except the laws of that state that would render such choice of laws ineffective.

         3.3 Copies. This Instrument may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Instrument or its terms to produce or account for more than one of such copies.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ISG RESOURCES, INC.                        HANSON AGGREGATES WEST, INC.


------------------------------           -----------------------------
By:                                 By:
    --------------------------           -----------------------------
Its:                                Its:
     -------------------------           -----------------------------



                                  Attachment A

           Need detailed list of Assets for attachment to this Exhibit

                                    Exhibit C

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of ________, 2000 by and between ISG Resources, Inc. ("ISG"), ___________ ("Lessee") and ______________ ("Lessor").

         Whereas, on __________,  Lessor and Lessee entered into a vehicle lease
agreement  in  regard  to  that  certain  1998  Ford  F150   Supercab  4X2,  VIN
1FTZX1765WNB50832 (the "Lease Agreement");

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc. ("Hanson"), Hanson proposes to sell its fly ash marketing and disposal services business to ISG;

         Whereas, the assignment of the Lease Agreement is an essential element of the Asset Purchase Agreement.

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, Lessee and Lessor agree as follows.

         Lessee hereby assigns and transfers to ISG all rights, title, interest and responsibilities of Lessee in and to the Lease Agreement.

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of Lessee pursuant to the Lease Agreement.

         Lessee hereby guarantees to Lessor the full and faithful performance of the Lease Agreement prior to the date of this Agreement, and agrees that Lessor has not, and does not, release or waive recourse against Lessee for any breach or violation of the Lease Agreement prior to the date of this Agreement.

         Lessor hereby consents to the assignment of the Lease Agreement from Lessee to ISG, and confirms that the Lease Agreement is in full force and effect, according to its terms, and is not in default as of the date of this Agreement.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                             Lessor:

                                             --------------------------



                                             --------------------------
Attest:                                      By:
                                                -----------------------
                                             Its:
                                                 ----------------------
----------------


                                             ISG RESOURCES, INC.


                                             --------------------------
Attest:                                      By:
                                                -----------------------
                                             Its:
                                                 ----------------------
----------------


                                             Lessee

                                             -------------------


                                             --------------------------
Attest:                                      By:
                                                -----------------------
                                             Its:
                                                 ----------------------
----------------

                                    Exhibit D

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of ________, 2000 by and between ISG Resources, Inc. ("ISG"), Hanson Aggregates West, Inc., a Delaware corporation (previously named Cornestone C&M, Inc., d/b/a Gifford-Hill & Company, and prior to that, Beazer West, Inc., and prior to that, Gifford-Hill & Company, Inc.) ("Gifford-Hill"), Central Louisiana Electric Company, Inc. ("CLECO"), Louisiana Energy and Power Authority ("LEPA") and Lafayette Public Power Authority ("LPPA").

         Whereas, on November 9, 1981 CLECO, LPPA and Gifford-Hill entered into an Ash Marketing and Disposal Agreement (the "Ash Agreement");

         Whereas, on or about Aprl 1, 1994, CLECO LPPA and Gifford-Hill entered into a first amendment of the Ash Agreement (the "First Amendment");

         Whereas,   on  or  about  February  7,  1996,  CLECO,  LEPA,  LPPA  and
Gifford-Hill entered into a second amendment of the Ash Agreement (the "Second Amendment");

         Whereas, on November 1, 1983 CLECO and Gifford-Hill entered into a Contract of Lease (the "Contract of Lease");

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc., a Delaware corporation, Gifford- Hill proposes to sell its fly ash marketing and disposal services business to ISG, and the assignment of the Ash Agreement, as amended, and the Contract of Lease are essential elements of the Asset Purchase Agreement;

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, Gifford-Hill, CLECO, LEPA and LPPA agree as follows.

1 Gifford-Hill hereby assigns and transfers to ISG all rights, title, interest and responsibilities of Gifford-Hill in and to the Ash Agreement, as amended, the Contract of Lease, ( such contracts and agreements being collectively referred to hereinafter as the "Contracts").

2  Subject  to the  terms of the  Asset  Purchase  Agreement,  ISG  accepts  the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of Gifford-Hill pursuant to the Contracts.

3. Gifford-Hill hereby guarantees to CLECO, LEPA and LPPA the full and faithful performance of the Contracts prior to the date of this Agreement, and agrees that CLECO, LEPA and LPPA have not, and do not, release or waive recourse against Gifford-Hill for any breach or violation of the Contracts, or any of them, prior to the date of this Agreement.

4. CLECO, LEPA and LPPA hereby consent to the assignment of the Contracts from Gifford-Hill to ISG, and confirm that the Contracts are in full force and effect, according to their respective terms, and are not in default as of the date of this Agreement.

         Thus done, read and signed in the City of _______________, State of _______________, on this the __ day of _________, 2000, in the presence of me,
Notary Public, and the undersigned competent witnesses after reading the whole.

WITNESSES:                                 ISG RESOURCES, INC.


-----------------------------              ---------------------------------
                                           By:
                                              ------------------------------
                                           Its:
                                              ------------------------------


-----------------------------              ---------------------------------
                                           Notary Public

         Thus done, read and signed in the City of ___________, State of _____________, on this the __ day of ___________, 2000, in the presence of me,
Notary Public, and the undersigned competent witnesses after reading the whole.

WITNESSES:                                 HANSON AGGREGATES WEST, INC.


-----------------------------              ---------------------------------
                                           By:
                                              ------------------------------
                                           Its:
                                              ------------------------------


-----------------------------              ---------------------------------
                                           Notary Public

         Thus done, read and signed in the City of ___________, State of _______________, on this the __day of ______________, 2000, in the presence of me, Notary Public, and the undersigned competent witnesses after reading the whole.

WITNESSES:                                 CENTRAL LOUISIANA ELECTRIC
                                             COMPANY, INC.


-----------------------------              ---------------------------------
                                           By:
                                              ------------------------------
                                           Its:
                                              ------------------------------


-----------------------------              ---------------------------------
                                           Notary Public


         Thus done, read and signed in the City of ________________, State of ____________, on this the __ day of _____________, 2000, in the presence of me,
Notary Public, and the undersigned competent witnesses after reading the whole.

WITNESSES:                                 LOUISIANA ENERGY AND
                                              POWER AUTHORITY


-----------------------------              ---------------------------------
                                           By:
                                              ------------------------------
                                           Its:
                                              ------------------------------


-----------------------------              ---------------------------------
                                           Notary Public


         Thus done, read and signed in the City of ______________, State of ________, on this the __ day of _____________, 2000, in the presence of me, Notary Public, and the undersigned competent witnesses after reading the whole.

WITNESSES:                                 LAFAYETTE PUBLIC POWER AUTHORITY


-----------------------------              ---------------------------------
                                           By:
                                              ------------------------------
                                           Its:
                                              ------------------------------


-----------------------------              ---------------------------------
                                           Notary Public


         Thus done, read and signed in the City of _____________, State of _____________, on this the __ day of ___________, 2000, in the presence of me,
Notary Public, and the undersigned competent witnesses after reading the whole.

                                    Exhibit E

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of __________, 2000 by and between ISG Resources, Inc. ("ISG"), Hanson Aggregates West, Inc., a Delaware corporation (previously named Cornestone C&M, Inc., d/b/a Gifford-Hill & Company, and prior to that, Beazer West, Inc., and prior to that, Gifford-Hill & Company, Inc.) ("Gifford-Hill") and Gulf States Utilities Company ("Gulf States").

         Whereas, on October 20, 1986, Gulf States and Gifford-Hill entered into an Ash Marketing Agreement (the "Ash Agreement"), which has been amended from time to time, regarding the disposal and sale of fly ash by Gifford Hill;

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc., a Delaware corporation, Gifford-Hill proposes to sell its fly ash marketing and disposal services business to ISG, and the assignment of the Ash Agreement, as amended, is an essential element of the Asset Purchase Agreement;

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, Gifford-Hill and Gulf States agree as follows.

         Gifford-Hill hereby assigns and transfers to ISG all rights, title, interest and responsibilities of Gifford-Hill in and to the Ash Agreement, as amended, (the "Contract").

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of Gifford-Hill pursuant to the Contract.

         Gifford-Hill hereby guarantees to Gulf States the full and faithful performance of the Ash Agreement prior to the date of this Agreement, and agrees that Gulf States has not, and does not, release or waive recourse against Gifford-Hill for any breach or violation of the Ash Agreement prior to the date of this Agreement.

         Gulf States hereby consents to the assignment of the Ash Agreement from Gifford-Hill to ISG, and confirms that the Ash Agreement is in full force and effect, according to its terms, has been extended until December 5, 2003 and is not in default as of the date of this Agreement.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                           GULF STATES UTILITIES COMPANY


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------



                                           ISG RESOURCES, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           HANSON AGGREGATES WEST, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------

                                    Exhibit F

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of ____________, 2000 by and between ISG Resources, Inc. ("ISG"), Hanson Aggregates West, Inc., a Delaware corporation (previously named Cornestone C&M, Inc., d/b/a Gifford-Hill & Company, and prior to that, Beazer West, Inc., and prior to that, Gifford-Hill & Company, Inc.) ("Gifford-Hill") and Southwestern Electric Power Company ("SWEPCO").

         Whereas, on January 28, 1977, SWEPCO and Gifford-Hill entered into an Ash Disposal Agreement (the "Ash Agreement"), which has been amended from time to time, regarding the disposal and sale of fly ash by Gifford Hill;

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc., a Delaware corporation, Gifford- Hill proposes to sell its fly ash marketing and disposal services business to ISG, and the assignment of the Ash Agreement, as amended, is an essential element of the Asset Purchase Agreement;

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, Gifford-Hill and SWEPCO agree as follows.

         Gifford-Hill hereby assigns and transfers to ISG all rights, title, interest and responsibilities of Gifford-Hill in and to the Ash Agreement, as amended, ( the "Contract").

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of Gifford-Hill pursuant to the Contract.

         Gifford-Hill hereby guarantees to SWEPCO the full and faithful performance of the Ash Agreement prior to the date of this Agreement, and agrees that SWEPCO has not, and does not, release or waive recourse against Gifford-Hill for any breach or violation of the Ash Agreement prior to the date of this Agreement.

         SWEPCO hereby consents to the assignment of the Ash Agreement from Gifford-Hill to ISG, and confirms that the Ash Agreement is in full force and effect, according to its terms, and is not in default as of the date of this Agreement.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                           SOUTHWESTERN ELECTRIC POWER COMPANY


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           ISG RESOURCES, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           HANSON AGGREGATES WEST, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------

                                    Exhibit G

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of ______, 2000 by and between ISG Resources, Inc. ("ISG"), Ash Carriers, Inc. ("ACI") and F & F Ashline, Inc. ("F&F").

         Whereas, on May 24, 1999, F&F and ACI entered into a Fly Ash Subcontract Hauling Agreement (the "Hauling Agreement");

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc. ("Hanson"), Hanson proposes to sell its fly ash marketing and disposal services business to ISG;

         Whereas, ACI is a subsidiary of Hanson, and the hauling Agreement relates to the transportation of fly ash;

         Whereas, the assignment of the Hauling Agreement is an essential element of the Asset Purchase Agreement.

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, ACI and F&F agree as follows.

         ACI hereby assigns and transfers to ISG all rights, title, interest and responsibilities of ACI in and to the Hauling Agreement.

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of ACI pursuant to the hauling Agreement.

         ACI hereby guarantees to F&F the full and faithful performance of the Hauling Agreement prior to the date of this Agreement, and agrees that F&F has not, and does not, release or waive recourse against ACI for any breach or violation of the Hauling Agreement prior to the date of this Agreement.

         F&F hereby consents to the assignment of the Hauling Agreement from ACI to ISG, and confirms that the Hauling Agreement is in full force and effect, according to its terms, and is not in default as of the date of this Agreement.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                           F & F ASHLINE, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           ISG RESOURCES, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           ASH CARRIERS, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------

                                    Exhibit H

                        ASSIGNMENT AND CONSENT AGREEMENT

         This Assignment and Consent Agreement (this "Agreement") is entered into on this the __ day of _______, 2000 by and between ISG Resources, Inc. ("ISG"), Ash Carriers, Inc. ("ACI") and McConnell & Son, Inc. ("McConnell").

         Whereas, on June 1, 1999, McConnell and ACI entered into a Fly Ash Subcontract Hauling Agreement (the "Hauling Agreement");

         Whereas, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") between ISG and Hanson Aggregates West, Inc. ("Hanson"), Hanson proposes to sell its fly ash marketing and disposal services business to ISG;

         Whereas, ACI is a subsidiary of Hanson, and the hauling Agreement relates to the transportation of fly ash;

         Whereas, the assignment of the Hauling Agreement is an essential element of the Asset Purchase Agreement.

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, ACI and McConnell agree as follows.

         ACI hereby assigns and transfers to ISG all rights, title, interest and responsibilities of ACI in and to the Hauling Agreement.

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of ACI pursuant to the hauling Agreement.

         ACI hereby guarantees to McConnell the full and faithful performance of the Hauling Agreement prior to the date of this Agreement, and agrees that McConnell has not, and does not, release or waive recourse against ACI for any breach or violation of the Hauling Agreement prior to the date of this Agreement.

         McConnell hereby consents to the assignment of the Hauling Agreement from ACI to ISG, and confirms that the Hauling Agreement is in full force and effect, according to its terms, and is not in default as of the date of this Agreement.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                           McCONNELL & SON, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           ISG RESOURCES, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           ASH CARRIERS, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------

                                    EXHIBIT I

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Agreement") is entered into on this the __ day of ________, 2000 by and between ISG Resources, Inc. ("ISG"), Hanson Aggregates West, Inc. ("Assignor").

         Whereas, pursuant to an Asset Purchase Agreement between ISG and Hanson Aggregates West, Inc. ("Hanson"), Hanson proposes to sell its fly ash marketing and disposal services business to ISG;

         Whereas, the assignment of the contracts listed in exhibit A attached hereto (the "Contracts") is an essential element of the Asset Purchase Agreement.

         Now, therefore, in consideration of the premises and covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, ISG, and Assignor agree as follows.

         Assignor hereby assigns and transfers to ISG all rights, title, interest and responsibilities of Assignor in and to the Contracts.

         Subject to the terms of the Asset Purchase Agreement, ISG accepts the assignment and transfer and agrees to perform all responsibilities and liabilities, from the date of this Agreement, of Assignor pursuant to the Contracts.

         In testimony whereof, the parties hereto have executed this Assignment and Consent Agreement on the date first written above.

                                           ISG RESOURCES, INC.


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------


                                           Assignor
                                           ---------------------------------


                                           ---------------------------------
Attest:                                    By:
                                              ------------------------------
                                           Its:
                                              ------------------------------
---------------

                                    EXHIBIT J

                        Seller's Performance Certificate

         I, the undersigned, as _______________ of HANSON AGGREGATES WEST, INC., a ______________ corporation, do hereby certify that:

         1. This Certificate is being delivered at the Closing today pursuant to Section _____________ of the Asset Purchase Agreement dated August __, 2000 (the "Agreement") between Hanson Aggregates West, Inc. (the "Seller") and ISG Resources, Inc., a Utah corporation (the "Buyer"). Unless otherwise indicated herein, capitalized terms used in this Certificate shall have the same meanings given to them in the Agreement.

         2. Each of the representations and warranties made by the Seller in the Agreement are true and correct in all material respects as of the date of the Agreement, and there has occurred no material adverse change in the business or financial condition of the Company between the date of the Agreement and the Closing Date.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of _______________, 2000.

                                    HANSON AGGREGATES WEST, INC.


                                    ----------------------------
                                    By:
                                        ------------------------
                                    Its:
                                        ------------------------

                                    EXHIBIT K

                         Buyer's Performance Certificate

         I, the undersigned, the ____________________ of ISG Resources, Inc., a Utah corporation (the "Buyer"), do hereby certify that:

1. This Certificate is being delivered at the Closing today pursuant to Section __________ of the Asset Purchase Agreement dated August __, 2000 (the "Agreement") between Hanson Aggregates West, Inc. (the "Seller") and ISG Resources, Inc., a Utah corporation (the "Buyer"). Unless otherwise indicated herein, capitalized terms used in this Certificate shall have the same meanings given to them in the Agreement.

2. Each of the representations and warranties made by the Purchaser in the Agreement are true and correct in all material respects as of the date of the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of ________________, 2000.

                                                     ISG RESOURCES, INC.


                                                     --------------------------
                                                     By:
                                                        -----------------------
                                                     Its:
                                                        -----------------------

                                    Exhibit L

                              CONSULTING AGREEMENT

         This Consulting Agreement (this "Agreement") is made on this the ___ day of September, 2000 by and between ISG Resources, Inc. ("ISG") with its principal office at 136 East South Temple, Suite 1300, Salt Lake City, Utah 84111 and Hanson Aggregates West, Inc. ("Hanson"), with its principal office at 11700 Old Katy Road, Suite 1200, Houston, Texas 77079.

         WHEREAS, ISG and Hanson have entered into an Asset Purchase Agreement dated September 1, 2000 (the "Asset Purchase Agreement") pursuant to which ISG will acquire Hanson's right, title and interest in and to the fly ash business conducted by Hanson at the Welsh Power Plant near Cason, Texas; and,

         WHEREAS, Willie Brown ("Brown") is employed by Hanson as its Plant Manager at the Welsh Power Plant; and

         WHEREAS, ISG is desirous of entering into this Agreement with Hanson wherein Hanson will, solely through its employee, Brown, provide plant management consulting services to ISG in the form of on site services related to the fly ash operations at the Welsh Power Plant.

         NOW THEREFORE, in consideration of the mutual obligations herein contained, it is agreed by and between the parties as set forth herein.

1.       TERM and COMPENSATION.

         _ This Agreement shall begin on the date first written above and shall remain in effect until the close of business on December 31, 2000.

         _ During the term of this Agreement, ISG shall pay to Hanson, or reimburse Hanson for, the sum equal to the salary and benefits paid to Brown by Hanson on the date of this Agreement. Such sum will be paid monthly in arrears. Hanson will not increase the salary or benefits paid to Brown without the written consent of ISG.

2.       SCOPE OF WORK and EXCLUSIVITY.

         _ Hanson will use all reasonable efforts to cause Brown to continue to act as Plant Manager at the Welsh Power Plant, and provide consulting services to ISG related to the fly ash operations at said Plant.

         _ Brown shall provide 40 hours per week of consulting services to ISG at the Welsh Power Plant, and such additional services as ISG and Hanson may agree upon.

3.       TERMINATION OF AGREEMENT.

         _ This Agreement will terminate:  (i) at the expiration of its term; or
(ii) upon the death, incapacity or resignation of Brown.

         _ ISG may terminate this Agreement at any time if Brown fails, in ISG's sole judgment, to provide the consulting services provided for in this Agreement.

4.       TAXES.

         Subject to reimbursement as set forth herein, Hanson will be solely responsible for payment of all federal, state and local taxes and any other mandated deductions from the amount received by Brown from Hanson.

5.       EMPLOYMENT STATUS.

         This Agreement does not create an employer-employee relationship between Brown and ISG, nor an agency, joint venture or partnership. Brown shall remain an employee of Hanson at all times.

6. INDEMNIFICATION. ISG shall hold harmless, defend, and indemnify Hanson against any suits, liabilities, claims, demands, or damages, including but not limited to personal injuries and attorneys' fees, arising from Brown's performance of the consulting services at the plantsite under this Agreement.

7.       CHOICE OF LAWS.

         This Agreement shall be governed by and construed according to the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Agreement on duplicate as of the date first above written.

ISG RESOURCES, INC.                    HANSON AGGREGATES WEST, INC.


-------------------------------        -------------------------------
By:                                    By:
    ---------------------------           ----------------------------
Its:                                   Its:
     --------------------------            ---------------------------

                                List of Schedules

Schedule 2.2      Material Leases
Schedule 2.3      Material Contracts
Schedule 2.4      Intellectual Property Rights
Schedule 4.1      Identification of the Real Properties
Schedule 8.3      No Conflicts
Schedule 8.5      No Changes
Schedule 8.6.2    Real Properties
Schedule 8.7      Intellectual Property Rights
Schedule 8.10     Litigation
Schedule 8.11     Compliance with Laws
Schedule 8.13     Governmental Authorizations and Regulations
Schedule 8.15     Certain Transactions
Schedule 8.16     Product Warranties
Schedule 8.17     Insurance

                                                                    Schedule 2.2

                                 Material Leases

1. 1998 Ford F150 Supercab 4X2, VIN 1FTZX1765WNB50832, located at the Cason Plant, Texas.

                                                                    Schedule 2.3

                               Material Contracts

[Consent is required from the relevant Utilities in order to transfer the ash marketing and/or disposal agreements comprising the Business which are listed in more detail below]

1. Ash Disposal Agreement, Welsh Power Plant, Cason, Texas DATED January 28, 1977 BETWEEN Southwestern Electric Power Company and Gifford-Hill & Company, Inc.
2. Addendum DATED March 17, 1981 TO Ash Disposal Agreement, Welsh Power Plant, Cason, Texas dated January 28, 1977 between Southwestern Power Company and Gifford-Hill & Company, Inc.
3. Amendment DATED July 15, 1981 TO Ash Disposal Agreement, Welsh Power Plant, Cason, Texas dated January 28, 1977 between Southwestern Electric Power Company and Gifford-Hill & Company AND Addendum to Ash Disposal Agreement dated March 17, 1981 between Southwestern Electric Power Company and Gifford-Hill & Company, Inc.
4. Addendum DATED April 21, 1989 TO Ash Disposal Agreement, Welsh Power Plant, Cason, Texas dated January 28, 1977 between Southwestern Power Company and Gifford-Hill & Company, Inc.
5. Addendum DATED September 25, 1997 TO Ash Disposal Agreement, Welsh Power Plant, Cason, Texas dated January 28, 1977 between Southwestern Power Company and Gifford-Hill & Company, Inc.
6. Ash Marketing and Disposal Agreement DATED November 9, 1981 BETWEEN Central Louisiana Electric Company and Lafayette Public Power Authority and Gifford-Hill & Company, Inc.
7. Amendment DATED April 1, 1994 to Ash Marketing and Disposal Agreement dated November 9, 1981 between Central Louisiana Electric Company and Lafayette Public Power Authority and Beazer West, Inc.
8. Second Amendment DATED December 5, 1995 to Ash Marketing and Disposal Agreement dated November 9, 1981 between Central Louisiana Electric Company and Lafayette Public Power Authority Louisiana Energy and Power Authority and Cornerstone C & M, Inc. (formerly Gifford-Hill & Company, Inc.)
9. Ash Marketing Agreement DATED October 20, 1986 BETWEEN Gulf States Utilities Company and Gifford-Hill & Company, Inc.
10. Amendment for Fitness-For-Duty Policy DATED November 5, 1991 to Ash Marketing Agreement dated October 20, 1986 BETWEEN Gulf States Utilities Company and Gifford-Hill & Company, Inc.
11. Amendment DATED December 6, 1993 to Ash Marketing Agreement dated October 20, 1986 BETWEEN Gulf States Utilities Company and Gifford-Hill & Company, Inc.
12. Adendum Two dated December 6, 1998 to Ash Marketing Agreement dated October 20, 1986 BETWEEN Gulf States Utilities Company and Gifford-Hill & Company, Inc.
13. Fly Ash Subcontract Hauling Agreement DATED May 24, 1999 BETWEEN F & F Ashline, Inc. and Ash Carriers, Inc.
14. Fly Ash Subcontract Hauling Agreement DATED June 1, 1999 BETWEEN McConnell & Son, Inc. and Ash Carriers, Inc.
15. Customer sales contracts and purchase orders individually in excess of $50,000 relating to the Business entered into in the ordinary course of business, attached hereto.

                                                                    Schedule 2.4

                          Intellectual Property Rights

None. Seller specifically does not convey any right, title or interest to the Hanson name and trademark, nor any derivative thereof.

                                                                    Schedule 4.1

                      Identification of the Real Properties

None, there is no ownership of real property included in the Assets.

However, certain occupation rights are afforded to the Seller under the ash marketing and/or disposal contracts comprising the Business, which are more fully detailed on Schedule 2.3. The Seller has constructed the following building on the sites under the aforementioned occupation rights and these building may be required to be removed at the expiration of the relevant contracts:

Cason, Texas, Plant:
         Two Office Buildings
         Two Shop Buildings

Boyce, Louisiana, Plant:
         Brick Office Building

Westlake, Louisiana, Plant:
         Brick Office Building

                                                                    Schedule 8.3

                                  No Conflicts

Consent is required from the relevant Utilities in order to transfer the ash marketing and/or disposal agreements comprising the Business, which are listed in more detail on Schedule 2.3.

                                                                    Schedule 8.5

                                   No Changes

None.

                                                                  Schedule 8.6.2

                                 Real Properties

None.

                                                                    Schedule 8.7

                          Intellectual Property Rights

Seller specifically does not convey any right, title or interest to the Hanson name and trademark, nor any derivative thereof.

                                                                   Schedule 8.10

                                   Litigation

None.

                                                                   Schedule 8.11

                              Compliance with Laws

None.

                                                                   Schedule 8.13

                   Governmental Authorizations and Regulations

Air Control Permit for Silo at Cason, Texas plant. The owner of the Cason Power Plant is responsible for obtaining Air Control Permit for Silo to comply with all applicable State and Federal laws.

                                                                   Schedule 8.15

                              Certain Transactions

None.

                                                                   Schedule 8.16

                               Product Warranties

Sales contracts state that Fly Ash meets all applicable specifications set forth under ASTM C-618 requirements for Class C Fly Ash.

                                                                   Schedule 8.17

                                    Insurance

[To be provided]